Significant Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 8,732	$ 10,630
Share-based compensation	273	292
Investments	123	131
Lease right-of-use assets	4	6
Other	(16)	5
Deferred Tax Assets, Gross, Total	9,116	11,064
Less: valuation allowance	$ (9,116)	$ (11,064)	$ (11,880)	$ (13,607)